UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 20, 2007

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Polycom, Inc. on March 26, 2007, to include the historical financial statements of SpectraLink Corporation (“SpectraLink”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements and schedules of SpectraLink as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, contained in SpectraLink’s Annual Report on Form 10-K for the year ended December 31, 2006 (filed with the Securities and Exchange Commission (the “Commission”) on March 16, 2007), are filed as Exhibit 99.1 to this amendment and incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information as of and for the twelve months ended December 31, 2006 is furnished as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Polycom, Inc., Spyglass Acquisition Corp. and SpectraLink Corporation dated February 7, 2007 (which is incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 8, 2007).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of SpectraLink Corporation.

99.1	Audited consolidated financial statements of SpectraLink Corporation as of December 31, 2006 and 2005 and for each of the years in the three year period ended December 31, 2006 (incorporated by reference to pages F-1 to F-32 of SpectraLink’s Annual Report on Form 10-K filed with the Commission on March 16, 2007).

99.2	Unaudited pro forma condensed combined financial statements as of and for the twelve months ended December 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ MICHAEL R. KOUREY
Michael R. Kourey
Senior Vice President, Finance and Administration, and Chief Financial Officer

Date: June 4, 2007

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Polycom, Inc., Spyglass Acquisition Corp. and SpectraLink Corporation dated February 7, 2007 (which is incorporated by reference herein to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on February 8, 2007).

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm of SpectraLink Corporation.

99.1	Audited consolidated financial statements and schedules of SpectraLink Corporation as of December 31, 2006 and 2005 and for each of the years in the three year period ended December 31, 2006 (incorporated by reference to pages F-1 to F-32 of SpectraLink’s Annual Report on Form 10-K filed with the Commission on March 16, 2007).

99.2	Unaudited pro forma condensed combined financial statements as of and for the twelve months ended December 31, 2006.